--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------


                                                                January 31, 2001


Dear Shareholder:

      The continued trend of economic growth boosted by strong consumer confidence, a tight labor market and inflation concerns caused the Federal Reserve to aggressively tighten during the first five months of the year. As a result, the Fed raised the discount rate to 6.50% during the year in an attempt to achieve its objective of engineering a "soft landing" for the explosive U.S. economy. The third quarter of 2000 saw a sharp decline in market expectations for further Fed tightenings amidst evidence of significant deceleration in growth, peaking inflation pressures and a sharp reversal in the stock market wealth effect globally.

      During the fourth quarter, investor hopes for a "soft landing" quickly turned into fears of a recession as the U.S. economy rapidly deteriorated. The effects of tighter monetary and fiscal conditions, along with higher energy prices, combined to pull down domestic growth rates. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed-income assets, led by the Treasury market, produced strong double-digit returns.

      The Federal Reserve has expressed great concern over the economy's quick downturn. After removing their tightening bias at their December meeting, the FOMC acted with an aggressive 50 basis point intra-meeting reduction of the Fed Funds rate on January 3, 2001 and another 50 basis point cut at their meeting on January 31, 2001. While we think that the Fed's actions could provide a temporary lift to U.S. investor and consumer sentiment, our intermediate outlook for the economy remains cautious. The potential for tax cuts in 2001 adds further uncertainty to the economic forecast. Given that the primary effect of the stimulus from a tax cut would occur in 2002 and beyond, monetary policy stimulus will have a greater effect on the U.S. economy near term. Considering only moderate economic recovery in Europe and anemic growth in Japan, we believe that enough distress exists within the economic system to warrant additional easing by the Fed over the coming months.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                              /s/ Ralph L. Schlosstein
--------------------                              ------------------------
Laurence D. Fink                                  Ralph L. Schlosstein
Chairman                                          President

                                                                January 31, 2001



Dear Shareholder:

      We are pleased to present the audited annual report for The BlackRock Strategic Municipal Trust Inc. ("the Trust") for the fiscal year ended December 31, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BSD". The Trust's investment objective is to provide current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing 80% of its total assets in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality), and may invest up to 20% of its total assets in non-investment grade (rated Ba/BB or B by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV since inception:

                                     --------------------------------------------------------------
                                       12/31/00     12/31/99     CHANGE         HIGH       LOW
---------------------------------------------------------------------------------------------------
  STOCK PRICE                          $13.6875      $12.50       9.5%         $14.00    $12.00
---------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)                $14.75        $13.39      10.16%        $14.75    $12.99
---------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The rapid expansion of U.S. GDP witnessed throughout much of the period finally slowed dramatically in the third and fourth quarter. After expanding at nearly a 6.0% annualized rate in the first half of the year, growth in the third quarter slowed to 3.0%. Higher oil prices and declines in global equity markets led to declines in consumer spending, residential investment and manufacturing activity. The Federal Reserve raised the discount rate by 0.25% at each of their meetings in November 1999, February 2000, and March 2000 and raised the discount rate by 0.50% in May 2000 to bring the year end discount rate to 6.50%. At their meeting in December 2000, the Federal Reserve left the discount rate unchanged, although it moved towards an easing bias, due to an increasing probability of economic weakness in the foreseeable future.

      Treasury yields were inverted for much of the year. Yields rose on the short-end of the yield curve in response to the Fed's increases in the discount rate, while yields on the long-end declined below the short-end, partially in reaction to the announcement that the Treasury would buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. In the second half of the period, weakening stock markets and signs of slowing growth all caused the bond market to price in a neutral Federal Reserve. This shift in market sentiment caused significant yield curve disinversion during the third quarter of 2000, as yields on the short-end fell relative to yields on the long-end. In the last two months of 2000, the Treasury market rallied significantly on the short end of the curve, and in December the yield curve regained its characteristic upward slope. For the annual period, the yield on the 10-year Treasury fell from 6.44% on December 31, 1999 to 5.11% on December 31, 2000.

      During the fourth quarter, the municipal yield curve flattened by 12 bps with 2-year yields declining by 35 bps while 30-year yields declined by 47 bps. Throughout this time frame, municipals continued to outperform taxable spread product while underperforming versus Treasuries. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments as evidenced by the mutual fund industry finally experiencing positive cash flow in the municipal sector during the fourth quarter. Institutional demand for municipal securities has also increased as investors are looking for attractive after tax yields versus Treasuries without the inherent credit risk associated with corporate bonds.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      In seeking to achieve its investment objectives, the Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage via auction rate preferred stock to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. While the amount of preferred shares outstanding has remained constant, the percentage of leverage utilized by the Trust fluctuates modestly as the net asset value moves. At the end of the year, the Trust's leverage amount was approximately 37% of total assets. Over the period, the Trust's borrowing costs continue to be profitable.

      Since inception, the Trust has sought to maximize the income producing capacity of the portfolio while employing a credit barbell strategy which has an emphasis on investing in AAA and BBB rated securities. Additionally, the Trust has maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

      The following charts show the Trust's current and December 31, 1999 asset composition and credit quality allocations:

   -----------------------------------------------------------------------------
                                SECTOR BREAKDOWN
   -----------------------------------------------------------------------------
     SECTOR                             DECEMBER 31, 2000    DECEMBER 31, 1999
   -----------------------------------------------------------------------------
     Hospital                                  16%                  9%
   -----------------------------------------------------------------------------
     Industrial & Pollution Control            16%                 12%
   -----------------------------------------------------------------------------
     School                                    13%                 17%
   -----------------------------------------------------------------------------
     Transportation                             9%                 17%
   -----------------------------------------------------------------------------
     Water & Sewer                              9%                 13%
   -----------------------------------------------------------------------------
     Lease Revenue                              7%                  1%
   -----------------------------------------------------------------------------
     Tax Revenue                                7%                  5%
   -----------------------------------------------------------------------------
     City, County, & State                      6%                 11%
   -----------------------------------------------------------------------------
     Housing                                    5%                  5%
   -----------------------------------------------------------------------------
     Special District                           5%                  2%
   -----------------------------------------------------------------------------
     Power                                      3%                  8%
   -----------------------------------------------------------------------------
     Other                                      4%                 --
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                 CREDIT RATING*         DECEMBER 31, 2000     DECEMBER 31, 1999
   -----------------------------------------------------------------------------
                     AAA/Aaa                   38%                   58%
   -----------------------------------------------------------------------------
                      AA/Aa                    19%                   16%
   -----------------------------------------------------------------------------
                       A/A                      7%                   10%
   -----------------------------------------------------------------------------
                     BBB/Baa                   19%                   10%
   -----------------------------------------------------------------------------
                      BB/Ba                    13%                    6%
   -----------------------------------------------------------------------------
                    Not Rated                  4%                     --
   -----------------------------------------------------------------------------


-------------
      * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock Strategic Municipal Trust Inc. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely,




/s/ Robert S. Kapito                     /s/ Kevin Klingert
--------------------                     ------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
 Symbol on New York Stock Exchange:                                BSD
--------------------------------------------------------------------------------
 Initial Offering Date:                                      August 25, 1999
--------------------------------------------------------------------------------
 Closing Stock Price as of 12/31/00:                             $13.6875
--------------------------------------------------------------------------------
 Net Asset Value as of 12/31/00:                                 $14.75
--------------------------------------------------------------------------------
 Yield on Closing Stock Price as of 12/31/00 ($13.6875)1:          6.30%
--------------------------------------------------------------------------------
 Current Monthly Distribution per Share2:                        $ 0.0719
--------------------------------------------------------------------------------
 Current Annualized Distribution per Share2:                     $ 0.8628
--------------------------------------------------------------------------------

(1)Yield on  Closing   Stock  Price  is  calculated  by  dividing  the  current
   annualized distribution per share by the closing stock price per share.

(2)Distribution is not constant and is subject to change.

                         PRIVACY PRINCIPLES OF THE TRUST

      The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

      Generally, the Trust does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

      The Trust restricts access to nonpublic personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000
--------------------------------------------------------------------------------

              PRINCIPAL                                                                     OPTION CALL
   RATING*     AMOUNT                                                                       PROVISIONS+       VALUE
 (UNAUDITED)    (000)                                        DESCRIPTION                    (UNAUDITED)     (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
                      LONG-TERM INVESTMENTS--155.5%
                      ALABAMA--14.4%
     AA     $ 7,000   Alabama St. Pub. Sch. & Coll. Auth. Rev., Cap. Impvt., Ser. C,
                        5.75%, 7/01/18 ...............................................    07/09 @ 101.5   $  7,449,960
    Baa1      3,000   Courtland Ind. Dev. Brd. Solid Waste Disp. Rev., Champion Intl.
                        Corp. Proj., Ser. A, 6.70%, 11/01/29 .........................      11/09 @ 101      3,073,440
     AAA      4,635   Jefferson Cnty. Swr. Rev., Ser. D, 5.75%, 2/01/27, FGIC ........      02/07 @ 101      4,821,281
                                                                                                          ------------
                                                                                                            15,344,681
                                                                                                          ------------
                      ALASKA--2.1%
     AAA      2,250   Alaska St. Hsg. Fin. Corp. Rev.,
                        Ser. A, 5.875%, 12/01/24, MBIA ...............................      12/05 @ 102      2,281,050
                                                                                                          ------------
                      CONNECTICUT--8.6%
                      Mashantucket Western Pequot Tribe, Spec. Rev.,
    Baa3      1,500     Ser. A, 5.50%, 9/01/28 .......................................      09/09 @ 101      1,408,890
    Baa3      8,000++   Ser. B, 5.75%, 9/01/27 .......................................      09/07 @ 102      7,797,600
                                                                                                          ------------
                                                                                                             9,206,490
                                                                                                          ------------
                      DELAWARE--1.9%
     NR       2,000++ Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/10 .......      No Opt. Call     2,043,000
                                                                                                          ------------
                      FLORIDA--7.7%
                      Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1,
      A       2,400     6.00%, 10/01/19 ..............................................      10/09 @ 102      2,458,944
      A       2,000     6.10%, 10/01/29 ..............................................      10/09 @ 102      2,029,680
    BBB+      4,000   Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., Natl. Gypsum,
                        Ser. A, 7.125%, 4/01/30 ......................................      04/10 @ 101      3,701,640
                                                                                                          ------------
                                                                                                             8,190,264
                                                                                                          ------------
                      ILLINOIS--16.3%
     AAA      5,000   Chicago Brd. of Ed., Chicago Sch. Reform, 5.75%,
                        12/01/27, AMBAC .............................................       12/07 @ 102      5,231,150
    BBB-      7,560   Chicago O' Hare Intl. Arpt. Spec. Fac. Rev., Delta Air Lines
                        Inc. Term., 6.45%, 5/01/18 ...................................      05/02 @ 102      7,585,931
     AAA      4,500   Met. Pier & Expo. Auth. Tax Rev., McCormick Pl. Expn. Proj.,
                        5.50%, 12/15/24, FGIC ........................................      12/09 @ 101      4,590,765
                                                                                                          ------------
                                                                                                            17,407,846
                                                                                                          ------------
                      KENTUCKY--8.5%
     AAA     34,345   Kentucky Econ. Dev. Fin. Auth. Hlth. Sys. Rev., Norton
                        Healthcare Inc., Ser. B, Zero Coupon, 10/01/24, MBIA .........      No Opt. Call     9,106,233
                                                                                                          ------------
                      MICHIGAN--13.4%
     AAA      2,000   Michigan St. Hosp. Fin. Auth. Rev., Mercy Hlth. Svcs.,
                        5.75%, 8/15/19, MBIA .........................................      08/09 @ 101      2,089,020
     BB+     12,000   Midland Cnty. Econ. Dev. Rev., 6.875%, 7/23/09 .................      07/07 @ 101     12,240,000
                                                                                                           -----------
                                                                                                            14,329,020
                                                                                                          ------------
                      MISSOURI--1.9%
      A       2,000   Missouri St. Hlth. & Edl. Fac. Auth., Rev., St.
                        Anthony's Med. Ctr., 6.125%, 12/01/19 ........................      12/10 @ 101      2,030,700
                                                                                                          ------------

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
             PRINCIPAL                                                                                   OPTION CALL
  RATING*    AMOUNT                                                                                       PROVISIONS+       VALUE
(UNAUDITED)   (000)                                        DESCRIPTION                                    (UNAUDITED)     (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     NEW JERSEY--11.2%
  BB      $  6,000   New Jersey Econ. Dev. Auth. Spec. Fac. Rev., Continental
                         Airlines Inc. Proj., 6.25%, 9/15/19 .........................................    09/09 @ 101   $ 5,449,260
  AA         6,000   New Jersey St. Trans. Trust Fund Auth. Sys. Rev., Ser. A, 6.00%, 6/15/19 ........    06/10 @ 100     6,491,400
                                                                                                                        -----------
                                                                                                                         11,940,660
                                                                                                                        -----------
                     NEW YORK--8.5%
  AA+        6,000   New York City Transitional Fin. Auth. Rev., Ser. B, 6.00%, 11/15/21 .............    05/10 @ 101     6,554,280
  Aa1        2,500   New York St. Mtg. Agcy. Rev., Homeowner Mtg., Ser. 85, 5.70%, 10/01/17 ..........    09/09 @ 100     2,549,400
                                                                                                                        -----------
                                                                                                                          9,103,680
                                                                                                                        -----------
                     OKLAHOMA--4.3%
  AAA        4,500   Edmond Pub. Wks. Auth. Util. Rev., 5.625%, 7/01/24, AMBAC .......................    07/09 @ 100     4,602,600
                                                                                                                        -----------
                     PENNSYLVANIA--20.2%
                     Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Grp.,
  Ba2        2,250       6.00%, 11/01/23 .............................................................    11/08 @ 102     1,921,410
  Ba2        2,335       6.20%, 11/01/14 .............................................................    11/09 @ 102     2,145,702
  A-         1,500   Montgomery Cnty. Ind. Dev. Auth. Rev., Retirement Life Cmnty., 5.25%, 11/15/28 ..    11/08 @ 101     1,269,480
  NR         4,000++ MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30/09 ........................   No Opt. Call     4,034,440
  BBB        2,500   Pennsylvania Econ. Dev. Fin. Auth., Solid Waste Disp. Rev., USG
                         Corp. Proj., 6.00%, 6/01/31 .................................................    06/09 @ 102     1,585,125
  AAA        8,500   Philadelphia Sch. Dist. G.O., Ser. C, 5.75%, 3/01/29, MBIA ......................    03/10 @ 100     8,908,000
  AAA        1,500   Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj., 6.15%, 12/01/29, AMBAC ...   No Opt. Call     1,724,820
                                                                                                                        -----------
                                                                                                                         21,588,977
                                                                                                                        -----------
                     TENNESSEE--5.7%
   A         3,750   Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj. Rev., 6.50%, 9/01/24 .....    09/04 @ 102     3,890,963
  AAA        2,000   Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%, 3/01/24, AMBAC ............    03/10 @ 101     2,135,400
                                                                                                                        -----------
                                                                                                                          6,026,363
                                                                                                                        -----------
                     TEXAS--17.6%
 Baa1        6,500   Dallas Ft. Worth Intl. Arpt. Fac. Impt. Rev., Amer. Airlines Inc.,
                        6.375%, 5/01/35 ..............................................................    11/09 @ 101     6,371,885
  AAA        3,000   Houston Wtr. & Swr. Sys. Rev., Ser. A, 5.375%, 12/01/27, FGIC ...................    12/07 @ 101     3,011,910
  AAA        1,500   Lower Colorado River Auth. Rev., Ser. A, 5.50%, 5/15/21, AMBAC ..................    05/09 @ 101     1,538,880
  Aa1          500   Texas St. Wtr. Fin. Asst. G.O., 5.75%, 8/01/22 ..................................    08/10 @ 100       524,890
  AAA        7,030   Travis Cnty. Hlth. Facs. Dev. Corp. Rev., Ascension Hlth.,
                         Ser. A, 5.875%, 11/15/24, AMBAC .............................................    11/09 @ 101     7,344,592
                                                                                                                        -----------
                                                                                                                         18,792,157
                                                                                                                        -----------
                     UTAH--3.9%
  AAA        4,000   Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. B, 5.75%, 7/01/19, MBIA .........    07/07 @ 102     4,203,320
                                                                                                                        -----------
                     VIRGINIA--1.7%
  AAA        1,750   Virginia St. Res. Auth. Clean Wtr. Rev., 5.625%, 10/01/22 .......................    10/10 @ 100     1,824,340
                                                                                                                        -----------
                     WASHINGTON--6.6%
                     Washington St. G.O.,
  AA+        4,750       Ser. 2000 A, 5.625%, 7/01/24 ................................................    07/09 @ 100     4,887,797
  AA+        2,000       Ser. B, 6.00%, 1/01/25 ......................................................    01/10 @ 100     2,145,420
                                                                                                                        -----------
                                                                                                                          7,033,217
                                                                                                                        -----------

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
              PRINCIPAL                                                             OPTION CALL
   RATING*     AMOUNT                                                               PROVISIONS+         VALUE
 (UNAUDITED)    (000)                         DESCRIPTION                            (UNAUDITED)       (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                        WYOMING--1.0%
    Baa2     $  1,000   Sweetwater Cnty. Sld. Wst. Disp. Rev., FMC Corp. Proj.,
                            Ser. A, 7.00%, 6/01/24 ..............................   06/04 @ 102       $  1,023,570
                                                                                                      ------------
                        TOTAL LONG-TERM INVESTMENTS (COST $159,695,686)                                166,078,168
                                                                                                      ------------
                        SHORT-TERM INVESTMENTS**--0.9%
                        CALIFORNIA--0.9%
    A-1+          900   California, Statewide Cmnty. Dev. Auth. Rev.,
                            John Muir / Mt. Diablo Hlth., C.O.P. 1.10%, 1/02/01,
                            FRDD, AMBAC .........................................        N/A               900,000
    VMIG1         100   Irvine Impt. Brd. Act 1915 Spec. Assmt. Dist. 97-17,
                            3.70%, 1/02/01, FRDD ................................        N/A               100,000
                                                                                                      ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $1,000,000) ..........                        1,000,000
                                                                                                      ------------
                        TOTAL INVESTMENTS--156.4% (COST $160,695,686) ...........                      167,078,168
                        Other assets in excess of liabilities--1.6% .............                        1,754,369
                        Liquidation value of preferred stock--(58.0)% ...........                      (62,000,000)
                                                                                                      ------------
                        NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                            $106,832,537
                                                                                                      ============




-------------
 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

------------------------------------------------------------------------------------------------------------
  AMBAC  -- American Municipal Bond Assurance Corporation    G.O.    -- General Obligation
  C.O.P. -- Certificate of Participation                     MBIA    -- Municipal Bond Insurance Association
  FGIC   -- Financial Guaranty Insurance Company             P.C.R.  -- Pollution Control Revenue
  FRDD   -- Floating Rate Daily Demand
------------------------------------------------------------------------------------------------------------







                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $160,695,686)
   (Note 1) ........................................  $167,078,168
Cash ...............................................        89,694
Interest receivable ................................     2,431,536
Other assets .......................................         3,590
                                                      ------------
                                                       169,602,988
                                                      ------------
LIABILITIES
Dividends payable--common stock ....................       520,713
Dividends payable--preferred stock .................        35,768
Investment advisory fee payable (Note 2) ...........       146,321
Deferred trustees fees (Note 1) ....................         3,590
Accrued expenses and other liabilities .............        64,059
                                                      ------------
                                                           770,451
                                                      ------------
NET INVESTMENT ASSETS ..............................  $168,832,537
                                                      ============
Net investment assets were comprised of:
   Common shares of beneficial interest:
     Par value (Note 4) ............................  $      7,242
     Paid-in capital in excess of par ..............   102,593,420
   Preferred shares of beneficial interest (Note 4)     62,000,000
                                                      ------------
                                                       164,600,662
   Distributions in excess of net investment income       (285,488)
   Accumulated net realized loss ...................    (1,865,119)
   Net unrealized appreciation .....................     6,382,482
                                                      ------------
   Net investment assets, December 31, 2000 ........  $168,832,537
                                                      ============
   Net assets applicable to common shareholders ....  $106,832,537
                                                      ============
Net asset value per common share of beneficial
   interest: ($106,832,537 o 7,242,261 shares of
   common shares of beneficial interest
   issued and outstanding) .........................        $14.75
                                                            ======
--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest and discount earned ....................   $ 9,766,282
                                                       -----------
Expenses
   Investment advisory .............................       978,374
   Auction agent ...................................       155,600
   Reports to shareholders .........................        32,300
   Independent accountants .........................        28,700
   Custodian .......................................        24,400
   Trustees ........................................        24,100
   Transfer agent ..................................        21,600
   Legal ...........................................        15,000
   Miscellaneous ...................................        25,363
                                                       -----------
     Total expenses ................................     1,305,437
Less fees waived by advisor (Note 2) ...............      (407,656)
                                                       -----------
Net expenses .......................................       897,781
                                                       -----------
Net investment income ..............................     8,868,501
                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments ...................    (1,734,848)
Net change in unrealized appreciation
   on investments ..................................    11,929,295
                                                       -----------
Net gain on investments ............................    10,194,447
                                                       -----------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..........................   $19,062,948
                                                       ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                                          FOR THE PERIOD
                                                                                                         AUGUST 25, 1999*
                                                                                       YEAR ENDED             THROUGH
                                                                                      DECEMBER 31,         DECEMBER 31,
                                                                                          2000                 1999
                                                                                    ----------------     ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ......................................................        $  8,868,501         $  2,152,001
  Net realized loss on investments ...........................................          (1,734,848)            (130,271)
  Net change in unrealized appreciation on investments .......................          11,929,295           (5,546,813)
                                                                                      ------------         ------------
    Net increase (decrease) in net investment assets resulting from operations          19,062,948           (3,525,083)
                                                                                      ------------         ------------
DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ..........................          (6,404,314)          (1,697,129)
  To common shareholders in excess of net investment income ..................            (204,871)              --
  To preferred shareholders from net investment income .......................          (2,520,116)            (398,943)
  To preferred shareholders in excess of net investment income ...............             (80,617)              --
                                                                                      ------------         ------------
    Total dividends and distributions ........................................          (9,209,918)          (2,096,072)
                                                                                      ------------         ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from initial public offering of Trust's common stock ..........              --               95,776,291
  Net proceeds from underwriters' over-allotment option ......................              --                7,634,959
  Net proceeds from preferred stock issuance .................................              --               61,080,532
  Common shares issued in connection with the reinvestment of common dividends
   and distributions .........................................................              15,919               --
  Capital charge with respect to initial public offering of shares ...........              (7,042)              --
                                                                                      ------------         ------------
    Net proceeds from capital stock transactions .............................               8,877          164,491,782
                                                                                      ------------         ------------
      Total increase .........................................................           9,861,907          158,870,627

NET INVESTMENT ASSETS

Beginning of period ..........................................................         158,970,630              100,003
                                                                                      ------------         ------------
End of period (including undistributed (distributions in excess of)
   net investment income of ($285,488) and $55,929, respectively) ............        $168,832,537         $158,970,630
                                                                                      ============         ============





---------------
*Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                   FOR THE PERIOD
                                                                                                  AUGUST 25, 1999**
                                                                                  YEAR ENDED          THROUGH
                                                                                  DECEMBER 31,      DECEMBER 31,
PER COMMON SHARE OPERATING PERFORMANCE:                                              2000              1999
                                                                                 -------------     -------------
Net asset value, beginning of period ......................................        $  13.39          $  14.33
                                                                                   --------          ---------
  Net investment income ...................................................            1.22              0.30
  Net realized and unrealized gain (loss) on investments ..................            1.41             (0.79)
                                                                                   --------          --------
Net increase (decrease) from investment operations ........................            2.63             (0.49)
                                                                                   --------          --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders ...................................................           (0.88)            (0.23)
    Preferred shareholders ................................................           (0.35)            (0.06)
  Distributions in excess of net investment income to:
    Common shareholders ...................................................           (0.03)            --
    Preferred shareholders ................................................           (0.01)            --
                                                                                   --------          --------
Total dividends and distributions .........................................           (1.27)            (0.29)
                                                                                   --------          --------
Capital charge with respect to issuance of common shares ..................           (0.00)            (0.03)
                                                                                                     --------
Capital charge with respect to issuance of preferred shares ...............           --                (0.13)
                                                                                   --------          --------
Total capital charges .....................................................           --                (0.16)
                                                                                   --------          --------
Net asset value, end of period* ...........................................        $  14.75          $  13.39
                                                                                   ========          =========
Market value, end of period*  .............................................        $13.6875          $  12.50
                                                                                   ========          ========
TOTAL INVESTMENT RETURN+ ..................................................           17.44%           (15.17)%
                                                                                   ========          ========

RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
Expenses after fee waiver .................................................            0.90%             0.94%##
Expenses before fee waiver ................................................            1.30%             1.35%##
Net investment income after fee waiver and before preferred stock dividends            8.86%            6.24%
Preferred stock dividends .................................................            2.60%            1.16%
Net investment income available to common shareholders ....................            6.26%            5.08%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..................        $100,171          $ 98,300
Portfolio turnover ........................................................              44%                4%
Net assets of common shareholders, end of period (in thousands) ...........        $106,833          $ 96,971
Preferred stock outstanding (in thousands) ................................        $ 62,000          $ 62,000
Asset coverage per share of preferred stock, end of period ................        $ 68,092          $ 64,109

--------------
 * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
** Commencement of investment operations (Note 1).
 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for a period less than one year is not annualized.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios for periods of less than one year are annualized.
 # Net asset value  immediately  after the closing of the first public  offering was $14.30.
## Restated to conform with current period presentation.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC
MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION &                                   The BlackRock Strategic
ACCOUNTING                                               Municipal   Trust  (the
POLICIES                                                 "Trust")  was organized
                                                         in   Delaware  on  June
17, 1999 as a diversified, closed-end management investment company. The Trust had no transactions until August 19, 1999 when it sold 6,981 shares of common stock for $100,003 to BlackRock Advisors, Inc. Investment operations commenced on August 25, 1999. The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The ability of insurers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing discounts on debt securities effective January 1, 2001. Prior to this date, the Trust amortized premiums and original issue discount on debt securities but did not amortize market discount. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change is anticipated to have an immaterial effect on the financial statements and will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation, based on securities held as of December 31, 2000.

NOTE 2. AGREEMENTS                                   The Trust has an Investment
                                                     Advisory   Agreement   with
BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net investment assets.

   The Advisor has undertaken to waive fees and expenses as follows:Through year ended 12/31/04 by 0.25%, for year ended 12/31/05 by 0.20%, for year ended 12/31/06 by 0.15%, for year ended 12/31/07 by 0.10% and for year ended 12/31/08 by 0.05%. Pursuant to the agreement the Advisor waived fees of $407,656 during the year ended December 31, 2000.

   Pursuant to the agreement, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                                   Purchases   and   sales   of
SECURITIES                                          investment securities, other
                                                    than  short-term investments
for the year ended December 31, 2000 aggregated $69,681,744 and $70,725,386, respectively.

   The federal income tax basis of the Trust's investments at December 31, 2000 was the same as the basis for financial reporting purposes, and accordingly, net unrealized appreciation was $6,382,482 (gross unrealized appreciation-- $8,287,489, gross unrealized depreciation--$1,905,007).

   For Federal income tax purposes, the Trust had a capital loss carryforward at June 30, 2000 of approximately $130,271 which will expire in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL                                           There are an unlimited
                                                          number  of  $.001  par
value of common shares of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares. Of the 7,242,261 common shares of beneficial interest outstanding at December 31, 2000, the Advisor owned 6,981 shares.

   Transactions in common shares of beneficial interest for the period August 25, 1999 (commencement of investment operations) to December 31, 1999 were as follows:

Shares issued in connection with
  initial public offering .........................................   6,700,000
Shares issued in connection with the exercise
  of the underwriters' overallotment option .......................     534,100
                                                                      ---------
Net increase in shares outstanding ................................   7,234,100
                                                                      =========
   Underwriting discounts of $4,883,017 and offering costs of $217,232 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

   During the year ended December 31, 2000, the Trust issued 1,180 common shares of beneficial interest under the terms of its Dividend Reinvestment Plan.

   On November 5, 1999 the Trust reclassified 2,480 shares of common shares of beneficial interest and issued a series of Auction Market Preferred Shares (preferred shares) Series W7. The preferred shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. Underwriting discounts $620,000 and offering costs $299,468 incurred in connection with the preferred shares offering have been charged to paid-in capital in excess of par at the common shares.

   Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 5.85% during the year ended December 31, 2000.

   The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

   The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

   The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS                                    Subsequent to  December 31,
                                                     2000, the Board of Trustees
of the Trust declared a dividend from undistributed earnings of $0.0719 per common share payable February 1, 2001, to shareholders of record on January 16, 2001.

   For the period January 1, 2001 through January 31, 2001, dividends declared on preferred stock totalled $214,626.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Trustees of
The BlackRock Strategic Municipal Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Strategic Municipal Trust (the "Trust") as of December 31, 2000 and the related statement of operations for the year then ended and of changes in net assets and financial highlights for the year ended December 31, 2000 and for the period from August 25, 1999 (commencement of operations) to December 31, 1999. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Strategic Municipal Trust at December 31, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
New York, New York
February 9, 2001

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                                 TAX INFORMATION
--------------------------------------------------------------------------------
      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally exempt interest dividends received by you during such fiscal year. Accordingly, during the year the Trust paid Federal tax-exempt dividends of $0.9126 to common shareholders and $1,048.68 to preferred shareholders.

      For purposes of preparing your annual federal your annual federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.
--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------
      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued, if, on the dividend payment, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest in the dividend amount in shares acquired on behalf of the participants in open market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is the front of this report.
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Strategic Municipal Trust's investment objectives are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of December 31, 2000, BlackRock and its affiliates (together, "BlackRock") managed $204 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $26 billion family of open-end equity and bond funds. BlackRock's 301 clients are domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing substantially all of its assets in municipal debt securities that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of at least 15 years, but the average may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BSD) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------
CLOSED-END FUND:             Investment  vehicle which initially  offers a fixed
                             number of shares  and  trades on a stock  exchange.
                             The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                    When a Trust's net asset value is greater  than its
                             stock price the fund is said to be trading at a discount.

DIVIDEND:                    Income  generated by  securities in a portfolio and
                             distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders    may   have   all    dividends   and
                             distributions   of  capital   gains   automatically
                             reinvested into additional shares of a Trust.

MARKET PRICE:                Price  per  share  of a  security  trading  in  the
                             secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):       Net asset  value is the total  market  value of all
                             securities and other assets held by the Trust, plus
                             income  accrued  on  its  investments,   minus  any
                             liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

PRE-REFUNDED BONDS:          These   securities  are   collateralized   by  U.S.
                             Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                         STOCK           MATURITY
PERPETUAL TRUSTS                                                         SYMBOL            DATE
                                                                         -------         -------
The BlackRock Income Trust Inc.                                            BKT             N/A
The BlackRock North American Government Income Trust Inc.                  BNA             N/A
The BlackRock High Yield Trust                                             BHY             N/A

TERM TRUSTS

The BlackRock 2001 Term Trust Inc.                                         BTM            06/01
The BlackRock Strategic Term Trust Inc.                                    BGT            12/02
The BlackRock Investment Quality Term Trust Inc.                           BQT            12/04
The BlackRock Advantage Term Trust Inc.                                    BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                  BCT            12/09


TAX-EXEMPT TRUSTS

---------------------------------------------------------------------------------------------------
                                                                         STOCK           MATURITY
PERPETUAL TRUSTS                                                         SYMBOL            DATE
                                                                         -------         -------
The BlackRock Investment Quality Municipal Trust Inc.                      BKN             N/A
The BlackRock California Investment Quality Municipal Trust Inc.           RAA             N/A
The BlackRock Florida Investment Quality Municipal Trust                   RFA             N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.           RNJ             N/A
The BlackRock New York Investment Quality Municipal Trust Inc.             RNY             N/A
The BlackRock Pennsylvania Strategic Municipal Trust                       BPS             N/A
The BlackRock Strategic Municipal Trust                                    BSD             N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                             BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                       BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.            BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                    BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.              BLN            12/08
The BlackRock Insured Municipal Term Trust Inc.                            BMT            12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
          (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

----------------------------                         ---------------------------

 BLACKROCK

----------------------------                         ---------------------------
TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale                                    THE
Ralph L. Schlosstein                                 STRATEGIC
                                                     MUNICIPAL TRUST
OFFICERS                                             ===========================
Ralph L. Schlosstein, PRESIDENT                      ANNUAL REPORT
Keith T. Anderson, VICE PRESIDENT                    DECEMBER 31, 2000
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE19809
(800) 227-7BFM

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT TRUSTEES
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

         THE BLACKROCK STRATEGIC MUNICIPAL TRUST
              c/o Blackrock Advisors, Inc.
                  400 Bellevue Parkway
                  Wilmington, DE 19809
                     (800) 227-7BFM

[recycle logo omitted] Printed on recycled paper        [Logo omitted] BLACKROCK